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                                                                   EXHIBIT 23(b)


                    [SIMONTACCHI & COMPANY, LLP LETTERHEAD]







                      CONSENT OF SIMONTACCHI & COMPANY, LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)




We consent to the use in the Registration Statement of Corniche Group Incorporated on Form S-1 under the Securities Act of 1933 of our report dated July 10, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus.






                                       /s/  SIMONTACCHI & COMPANY, LLP





Rockaway, New Jersey
October 6, 2000